NEWS RELEASE

---------------AT THE COMPANY---------------
Lynn Afendoulis
Director, Corporate Communications
616/365-1502

FOR IMMEDIATE RELEASE
MONDAY, JULY 11, 2005

   UNIVERSAL FOREST PRODUCTS POSTS 15.4% INCREASE IN 2ND QUARTER NET EARNINGS;
            RAISES TARGET FOR ANNUAL NET EARNINGS GROWTH TO 15% - 20%

GRAND RAPIDS, Mich., July 11, 2005 - Universal Forest Products (Nasdaq: UFPI) today announced a strong second quarter marked by net earnings of $22.8 million, or $1.20 per diluted share, representing an increase of 15.4% over the same period last year. Year-to-date net earnings were $32.0 million, or $1.69 per diluted share, representing a 26.4% increase over the first six months of 2004.

Net sales for the quarter were $779.6 million, up 5.0% over net sales of $742.6 million for the second quarter of 2004. Net sales for the first six months of 2005 were $1.32 billion, up 9.0% over net sales of $1.21 billion for the same period in 2004.

"We had another strong quarter of earnings growth and return on investment, which were made possible through the hard work and determination of the people of Universal," said Company Vice Chairman and CEO William G. Currie.

Profits were driven primarily by organic growth in unit sales, greater sales of value-added products, and improved results of a framing operation in the West. The lumber market had little impact on selling prices and overall sales levels for the quarter.

By market, Universal posted second-quarter sales of:
     - $346.0 million in D-I-Y/retail, substantially flat compared to the same quarter last year;
     - $187.2 million in site-built construction, an increase of 10.3% over last year;
     -    $138.7 million in industrial, up 11.7% over the second quarter 2004;
          and
     - $107.6 million in manufactured housing, a 6.3% increase over last year, resulting from an estimated 10% unit sales increase, offset by a slight decline in selling prices.


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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 2

"We're pleased with the results in each of our markets, which, with the exception of D-I-Y/retail, saw double-digit unit sales increases," Currie added. While D-I-Y/retail remains Universal's largest market, Currie noted that the Company's strategy is to emphasize greater sales growth to the other three markets in order to create better balance and diversification in its customer base.

He noted the third-quarter acquisition of another 25% membership interest in Shawnlee Construction, LLC, a Massachusetts framing company in which Universal already had a 50% membership interest. In addition, Shawnlee agreed to the purchase of certain assets and the assumption of certain liabilities of Shepardville Construction, Inc. and AW Construction, LLC, which install interior products - such as base boards, crown moldings, window sills and casing, doors, and cabinets - for commercial and multi-family construction projects. These acquisitions strengthen Universal's position in the growing framing business, enhance its ability to provide turnkey construction packages and add interior trim products to the list of items Universal installs and distributes.

"At the same time, we continue to look for niche products to enhance our offerings to the D-I-Y/retail market," Currie added. He noted the Company's June 2005 purchase of certain assets of Maine Ornamental Woodworkers, Inc., a manufacturer, importer and distributor of an array of decorative caps used on fencing and decking posts. "Maine Ornamental's product line complements Universal's existing products and enhances our offering to retailers nationwide," Currie said. "The acquisition is in line with our strategic direction and five-year growth plan. We're excited about the opportunity that Maine Ornamental holds for Universal."

OUTLOOK

Based on anticipated growth in its business for the balance of 2005 and on current market and economic conditions, the Company raised its annual target range for net earnings growth to 15% to 20% (from 10% to 15%) for 2005 and re-affirmed its annual target range for unit sales growth of 7% to 12%.

Universal Forest Products will conduct a conference call to discuss information included in this news release and related matters at 11:00 a.m. EDT on Tuesday, July 12, 2005. The conference call will be hosted by William G. Currie and will be available for analysts and institutional investors domestically at (866) 814-8485 or internationally at (703) 639-1375. Use conference call ID #732437. The conference call will be available simultaneously, and in its entirety, to all interested investors and news media through a webcast at www.ufpi.com.


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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 3


Celebrating 50 years of business, Universal Forest Products is headquartered in Grand Rapids, MI. The Company markets, manufactures and engineers wood and wood-alternative products for D-I-Y/retail home centers, structural lumber products for the manufactured housing industry, engineered wood components for the site-built construction market and specialty wood and wood-alternative packaging for various industries. The Company also provides framing services for site-built construction customers. The Company has approximately 9,000 employees who work in nearly 100 facilities in North America. Universal had 2004 sales of $2.45 billion. For information about Universal Forest Products on the Internet, please visit the Company's web site at www.ufpi.com, or call 888-Buy-UFPI.

Included in this report are certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on the beliefs of the Company's management as well as on assumptions made by and information currently available to the Company at the time such statements were made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially are the following: Adverse lumber market trends, competitive activity, negative economic trends, government regulations, and weather. These risk factors and additional information are included in the company's reports on Form 10K and 10Q on file with the Securities and Exchange Commission.

                         FINANCIAL HIGHLIGHTS TO FOLLOW

UNIVERSAL FOREST PRODUCTS, INC.
PAGE 4

                 CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
                            FOR THE SIX MONTHS ENDED
                                 JUNE 2005/2004

                                                            QUARTER PERIOD                            YEAR TO DATE
                                                 -----------------------------------    --------------------------------------------
(IN THOUSANDS, EXCEPT PER SHARE DATA)                   2005                2004                2005                   2004
-------------------------------------            ----------------    ---------------    -------------------    -------------------
NET SALES                                        $ 779,552   100%    $742,568   100%    $  1,316,712   100%    $  1,208,233   100%

COST OF GOODS SOLD                                 678,310  87.01     649,747  87.50       1,148,241  87.21       1,059,051  87.65
                                                 ---------           --------           ------------           ------------

GROSS PROFIT                                       101,242  12.99      92,821  12.50         168,471  12.79         149,182  12.35


SELLING, GENERAL AND
   ADMINISTRATIVE EXPENSES                          59,505   7.63      55,996   7.54         109,356   8.31          99,836   8.26
                                                 ---------           --------           ------------           ------------
EARNINGS FROM OPERATIONS                            41,737   5.35      36,825   4.96          59,115   4.49          49,346   4.08

OTHER EXPENSE (INCOME)
     Interest expense                                4,266   0.55       3,955   0.53           8,041   0.61           7,586   0.63
     Interest income                                  (270) -0.03        (102) -0.01            (419) -0.03            (185) -0.02
     Net (gain) loss on sale of real estate and
               interest in subsidiary                   32   0.00       (575)  -0.08          (1,240) -0.09            (944) -0.08
                                                 ---------           --------           ------------           ------------
                                                     4,028   0.52       3,278   0.44           6,382   0.48           6,457   0.53
                                                 ---------           --------           ------------           ------------
EARNINGS BEFORE  INCOME TAXES
  AND MINORITY INTEREST                             37,709   4.84      33,547   4.52          52,733   4.00          42,889   3.55

INCOME TAXES                                        14,237   1.83      12,645   1.70          19,996   1.52          16,289   1.35
                                                 ---------           --------           ------------           ------------

EARNINGS BEFORE  MINORITY INTEREST                  23,472   3.01      20,902   2.81          32,737   2.49          26,600   2.20

MINORITY INTEREST                                     (682) -0.09      (1,146) -0.15            (718) -0.05          (1,277) -0.11
                                                 ---------           --------           ------------           ------------

NET EARNINGS                                      $ 22,790   2.92     $19,756   2.66      $   32,019   2.43      $   25,323   2.10
                                                 =========           ========           ============           ============

EARNINGS PER SHARE - BASIC                        $   1.24            $  1.09             $     1.75             $     1.41

EARNINGS PER SHARE - DILUTED                      $   1.20            $  1.06             $     1.69             $     1.35

WEIGHTED AVERAGE SHARES
  OUTSTANDING                                       18,323             18,050                 18,255                 17,994

WEIGHTED AVERAGE SHARES
  OUTSTANDING WITH COMMON
  STOCK EQUIVALENTS                                 18,984             18,702                 18,978                 18,694

SUPPLEMENTAL SALES DATA

                                                  QUARTER PERIOD                                      YEAR TO DATE
                                    ----------------------------------------       -------------------------------------------------
Market classification                 2005        %          2004        %              2005         %             2004         %
---------------------                 ----       ---         ----       ---             ----        ---            ----        ---
Do-it-yourself/retail               $ 345,977     44%      $347,381      46%        $   525,026      40%        $   527,678      43%
Site-built construction               187,236     24%       169,697      23%            338,290      26%            284,274      24%
Manufactured housing                  107,617     14%       101,245      14%            202,898      15%            176,973      15%
Industrial                            138,722     18%       124,245      17%            250,498      19%            219,308      18%
                                    ---------    ----      --------     ----       ------------     ----       ------------     ----
Total                               $ 779,552    100%      $742,568     100%       $  1,316,712     100%       $  1,208,233     100%
                                    =========    ====      ========     ====       ============     ====       ============     ====

UNIVERSAL FOREST PRODUCTS, INC.
PAGE 5

                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                 JUNE 2005/2004

(IN THOUSANDS)

                                                                     LIABILITIES AND
ASSETS                              2005           2004              SHAREHOLDERS' EQUITY                   2005           2004
------                              ----           ----              --------------------                   ----           ----
CURRENT ASSETS                                                       CURRENT LIABILITIES
  Cash and cash equivalents      $  27,586       $  25,080             Accounts payable and
  Accounts receivable              232,600         246,850                  accrued liabilities          $ 229,835      $ 206,156
  Inventories                      247,829         227,455             Current portion of long-term
  Other current assets              13,114          11,532                  debt and capital leases         21,937            498

                                 ---------       ---------                                                ---------      ---------
TOTAL CURRENT ASSETS               521,129         510,917           TOTAL CURRENT LIABILITIES             251,772        206,654

OTHER ASSETS                         8,056           7,251           LONG-TERM DEBT AND CAPITAL
INTANGIBLE ASSETS, NET             134,373         132,748           LEASES, less current portion          206,000        287,387
                                                                     OTHER LIABILITIES                      36,717         33,317
PROPERTY, PLANT
AND EQUIPMENT,  NET                222,304         208,142           SHAREHOLDERS' EQUITY                  391,373        331,700
                                 ---------       ---------                                                ---------      ---------



                                                                     TOTAL LIABILITIES AND
TOTAL ASSETS                     $ 885,862       $ 859,058            SHAREHOLDERS' EQUITY                $ 885,862      $ 859,058
                                 =========       =========                                                =========      =========

UNIVERSAL FOREST PRODUCTS, INC.
PAGE 6

                CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                            FOR THE SIX MONTHS ENDED
                                 JUNE 2005/2004

(IN THOUSANDS)                                                         2005                 2004
--------------                                                         ----                 ----
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings                                                       $  32,019            $   25,323
Adjustments to reconcile net earnings to net cash
  from operating activities:
      Depreciation                                                    15,200                13,408
      Amortization of intangibles                                      1,190                   817
      Deferred income taxes                                             (516)                  366
      Minority interest                                                  718                 1,277
      Loss on sale of interest in subsidiary                              --                   193
      Gain on sale of property, plant and equipment                   (1,133)                 (730)
      Changes in:
        Accounts receivable                                          (80,206)             (110,873)
        Inventories                                                  (31,838)              (56,963)
        Accounts payable                                              50,881                53,135
        Accrued liabilities and other                                 18,826                21,234
                                                                   ---------            ----------
          NET CASH FROM OPERATING ACTIVITIES                           5,141               (52,813)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant, and equipment                          (21,985)              (16,607)
Acquisitions, net of cash received                                    (7,500)              (10,075)
Sale of interest in subsidiary                                            --                 4,679
Proceeds from sale of property, plant and equipment                    2,318                 3,287
Insurance proceeds                                                     3,013                    --
Other, net                                                               458                 1,678
                                                                   ---------            ----------
          NET CASH FROM INVESTING ACTIVITIES                         (23,696)              (17,038)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowings under revolving credit facilities                      21,140                83,062
Repayment of long-term debt                                             (454)               (6,117)
Proceeds from issuance of common stock                                 1,303                 1,828
Distributions to minority shareholders                                  (369)                 (125)
Dividends paid to shareholders                                          (910)                 (897)
Repurchase of common stock                                                --                  (129)
Other, net                                                               157                  (121)
                                                                   ---------            ----------
          NET CASH FROM FINANCING ACTIVITIES                          20,867                77,501
                                                                   ---------            ----------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                2,312                 7,650

CASH AND CASH EQUIVALENTS, BEGINNING
  OF PERIOD                                                           25,274                17,430
                                                                   ---------            ----------

CASH AND CASH EQUIVALENTS, END OF PERIOD                           $  27,586            $   25,080
                                                                   =========            ==========